Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of uniQure N.V. (the “Company”) on Form 10-Q for the period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Matthew Kapusta, Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1                                         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2                                         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ MATTHEW KAPUSTA

Matthew Kapusta
Chief Executive Officer and
Chief Financial Officer
August 8, 2017

A signed original of this written statement required by Section 906 has been provided to uniQure N.V. and will be retained by uniQure N.V. and furnished to the SEC or its staff upon request.